UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2018

(Date of earliest event reported)

ABIOMED, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-09585	04-2743260
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

22 Cherry Hill Drive

Danvers, MA 01923

(Address of Principal Executive Offices, including Zip Code)

(978) 646-1400

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Centers for Medicare and Medicaid Services (CMS) Proposed Rule for the Inpatient Prospective Payment System (IPPS)

On Tuesday, April 24, 2018, the Centers for Medicare and Medicaid Services (CMS) released a draft of hospital payment levels proposed for patient discharges after October 1, 2018. The April 2018 Proposed Rule for the Inpatient Prospective Payment System (IPPS) update includes ICD-10 coding and assignment of percutaneous Impella implantation to MS-DRG 215 for Other Heart Assist System Implant. The Proposed Rule also maintained bi-ventricular Impella support in MS-DRG 1-2 assignments, and Impella hospital transfer and support in MS-DRG 268-269 for the receiving hospital.

Proposed new payment levels for all hospital MS-DRGs, including those most relevant to Impella related procedures, are in Table A. Impella related procedures were previously assigned to MS-DRG 216-221 for assistance in the catheterization lab only, and were reimbursed at a lower rate than MS-DRG 215 and MS-DRGs 1-2. The final rulemaking may differ substantially from this proposal and will take effect October 1, 2018. The MS-DRG 215 proposed rate is lower than the previous year based on the CMS process to evaluate hospital charges, length of stay, patient comorbidities and takes into effect hospital efficiencies over the prior year.

The American Hospital Association (AHA) and CMS have completed a system of care around the utilization of percutaneous heart pumps. A designated DRG 215 code will simplify coding and enable hospitals to receive payment in multiple settings and indications. This IPPS update also reflects the recent expansion of Impella indications from the U.S. Food and Drug Administration for High Risk Percutaneous Coronary Intervention, Cardiogenic Shock, and Bi-Ventricular Support.

The Proposed Rule for the Inpatient Prospective Payment System (IPPS) is available on the CMS website at cms.gov and is open for public comment until June 25, 2018.

Table A. Summary of common MS-DRGs from the Proposed Rule for illustration only.

Common Impella Procedures*	MS-DRG	Current Rate (All Hospitals)	Proposed Rate (All Hospitals)	Current Rate (Sample 100 Impella sites)	Proposed Rate Oct 1, 2018 (Sample 100 Impella sites)
Impella assistance in catheterization lab only	216	$57,249	Now DRG 215	$69,224	Now DRG 215
Impella percutaneous implant	215	$77,678	$58,968	$93,931	$71,305
Biventricular or open implant with removal	1	$153,258	$159,989	$185,324	$193,462
ICU care and removal of Impella, after transfer from outlying hospital	268	$39,326	$41,039	$47,555	$49,625

*	Actual MS-DRGs may vary based on procedure.

Examples provided with Major Comorbidity or MCC.

‘All Hospitals’ include 3,368 Medicare hospitals, and only approximately 1,400 have cath labs or operating rooms. Sample includes 100 Impella sites.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Abiomed, Inc.

By:	/s/ Stephen C. McEvoy
Stephen C. McEvoy
Vice President and General Counsel

Date: April 25, 2018